UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 11, 2004
Date of Report (Date of earliest event reported)

VIAD CORP

(Exact name of registrant as specified in its charter)

DELAWARE	001-11015	36-1169950
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1850 N. CENTRAL AVE., PHOENIX, ARIZONA	85077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 207-4000

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 99.1

Item 5. OTHER EVENTS

On January 11, 2004, Viad Corp (“Viad”) issued a press release announcing that the company has received a favorable private letter ruling from the Internal Revenue Service confirming, among other things, that the proposed spin-off of Viad’s global payment services business will qualify as tax-free to Viad and its stockholders. The press release is attached hereto as Exhibit 99.1

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits

          99.1 Press release, dated February 11, 2004, issued by Viad Corp.

The information in this current report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAD CORP (Registrant)

February 11, 2004	By /s/ G. Michael Latta

G. Michael Latta
Vice President — Controller
(Chief Accounting Officer
and Authorized Officer)